Income Taxes Disclosure: Schedule of Components of Income Tax Expense (Benefit) (Details) - USD ($)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Details
Net income (loss)	$ (65,470)	$ (542,512)
Statutory tax rate	26.00%	26.00%
Expected tax recovery	$ (17,022)	$ (141,053)
Permanent differences and other	1,079	5,198
Expiry of non-capital loss	96,858	229,428
Change in valuation allowance	$ (80,915)	$ (93,573)